UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 1, 2006

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PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 1, 2006, PHH Corporation (the “Company”) issued a press release announcing that its fourth quarter and year end 2005 earnings conference call will be held on Friday, March 10, 2006 at 11:00 a.m. EST. A copy of the press release is attached hereto and incorporated herein by reference as Exhibit 99.1.

The Company is also furnishing the following financial information relating to PHH Mortgage Corporation (“PHH Mortgage”), a wholly-owned subsidiary of the Company. PHH Mortgage had total mortgage originations for the fourth quarter and year ended December 31, 2005 of approximately $11.7 billion and $48.2 billion, respectively.

The information furnished under this Item 7.01 (Regulation FD Disclosure), including the exhibits related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibit

99.1  Press release dated February 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

By: /s/ Neil J. Cashen
Name: Neil J. Cashen
Title: Executive Vice President and Chief Financial Officer

Dated: February 1, 2006